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                                                                    EXHIBIT 10.9

                        MANTECH INTERNATIONAL CORPORATION
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                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
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                           (F/B/O George J. Pedersen)



                                    ARTICLE I

                                    Preamble

1.1  Purpose. ManTech International Corporation (the "Company") hereby
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     establishes the Mantech International Corporation Supplemental Executive
     Retirement Plan (F/B/O George J. Pedersen) (the "SERP"). The Company has adopted the SERP in recognition of the contributions which George J. Pedersen (the "Member") has made and continues to make toward the sucess, growth, and development of the Company. The SERP will allow the Member to defer a portion of his current compensation until future years.

1.2  Effective Date. The SERP shall be effective as of April 12, 1996.
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                                   ARTICLE II

                                  Definitions

2.1  Definitions. Where the following words and phrases appear and are
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     capitalized in the SERP, they shall have the respective meanings set forth below:

     (a)  Beneficiary. The person or persons designated by the Member to receive
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          Preretirement Death Benefits or payments of Deferred Compensation upon the Member's death or incapacitating Disability.

     (b)  Board. The Board of Directors of ManTech International Corporation.
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     (c)  Code. The Internal Revenue Code of 1986, as amended and as it may be
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          from time to time be further amended or supplemented.

     (d)  Committee. The initial committee shall consist of John A. Moore, Jr.,
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          Walter W. Vaughan and Michael D. Golden, directors of the
          Corporation. The Board may substitute or appoint other individuals as members of the committee to administer the SERP.

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        (e)  Company. ManTech International Corporation and any of its
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             affiliates and subsidiaries.

        (f)  Compensation. The total annual remuneration earned by the Member
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             including consulting fees, bonuses, incentive compensation, contributions made by the Company to a qualified plan under a salary reduction or similar arrangement and any amounts deferred by the Member pursuant to a non-qualified plan (including amounts deferred pursuant to Article VII of the SERP).

        (g)  Deferred Retirement. The first day of any month subsequent to the
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             Member's Normal Retirement Date.

        (h)  Disability. A physical or mental condition for which the Member
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             shall be eligible to receive benefits under the disability insurance provisions of the Social Security Act.

        (i)  Disability Retirement Date. The first day of the month coincident
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             with or next following the date which the Member is deemed to have incurred a Disability.

        (j)  Member. George J. Pedersen.
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        (k)  Death Benefits. The benefits payable upon the death of the Member,
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             calculated according to Article VI.

        (l)  Retirement. The date on which the Member terminates his service
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             with or for the Company as an employee and/or consultant.

        (m)  SERP Benefits. The benefits payable upon the Retirement or
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             Disability of the Member, calculated according to Article V.


                                  ARTICLE III

                                     Member

3.1     Member. George J. Pedersen shall be the sole Member in the SERP.
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                                   ARTICLE IV

                         Eligibility for SERP Benefits

4.1     Retirement. The Member shall be eligible to receive SERP Benefits upon
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        Retirement.

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4.2     Death. In the event of the Member's death prior to the commencement of
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        SERP Benefits, the Member's designated beneficiary shall be entitled to receive a Preretirement Death Benefit (determined in accordance with Article VI).

4.3     Disability. The Member shall be eligible to receive SERP Benefits if the
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        Member is eligible to receive disability benefits under the Pension
        Plan.

4.4     Vesting. The Member, having completed ten years of service with the
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        Company, shall be immediately fully-vested in all the benefits provided for hereunder.

                                   ARTICLE V

                        SERP Contributions and Benefits

5.1     Amount of SERP Contributions. The Company shall contribute the following
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        amounts to the SERP:

        (a)     $50,000 with respect to the calender year 1995;

        (b)     $50,000 with respect to the calender year 1996; and

        (c) thereafter such benefits as the Company may determine in its sole discretion, and the Company shall pay (in addition to such contributions) all costs, fees, expenses and taxes (except the taxes of the Member or the Beneficiary resulting from a distribution of benefits hereunder) arising out of the administration of the Trust or investment of the Trust assets.

5.2     Amount of SERP Benefits. The Member's SERP benefit consist of all
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        amounts required to be contributed to the SERP, as provided in Section
        5.1 above, plus all interest and other earnings accrued thereon.

5.3     Form of SERP Benefit. The SERP benefit shall be paid to the Member in
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        the form of a lump-sum cash payment, or in periodic installment payments as specified by the Member in a written request made prior to the Member's Retirement.

5.4     Payment of SERP Benefits. SERP Benefits shall be paid or commenced as
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        soon as reasonably practicable after the Member becomes eligible to receive such benefits.

                                   ARTICLE VI

                          Preretirement Death Benefit

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6.1     Amount of Preretirement Death Benefits. The amount of a Preretirement
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        Death Benefit shall be the amount determined under Section 5.2 of the
        SERP as of the Member's date of death.

6.2     Form of Preretirement Death Benefit. The Preretirement Death Benefit
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        shall be paid to a Member's designated Beneficiary in the form of a lump-sum cash payment or in periodic installment payments over the term designated by the Member prior to the Member's Retirement.

6.3     Payment of Preretirement Death Benefit. Preretirement Death Benefits
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        shall be paid (or, in the case of installment payments, commence) as soon as reasonably practicable after the date of the Member's death.

                                  ARTICLE VII

                             Deferred Compensation

7.1     Deferred Compensation. The Member may elect to defer any portion of the
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        Member's Compensation that will be earned and payable for services to be performed for the Company. Any such election shall be irrevocable and shall be made in accordance with the rules prescribed in Section 7.2.

7.2     Election to Defer Compensation.
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        (a)     Election. At any time prior to his entitlement to Compensation
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                from the Company, the Member may elect to defer all or a portion of such Compensation hereunder.

        (b)     Form of Election. The initial and any subsequent elections to
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                defer Compensation shall be made on forms prescribed by the
                Board or the Committee. The election forms shall specify the amount of Compensation to be deferred (either as a dollar amount or as a percentage of Compensation), the future date or dates on which the Deferred Compensation will be paid, and the form in which the Deferred Compensation will be paid.

7.3     Account.
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        (a)     Establishment of Account. The Company shall establish a separate
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                bookkeeping account for the Member with respect to the Deferred
                Compensation. The account shall be invested in accordance with
                Section 7.3(b) and shall be credited in accordance with Section 7.3(c).

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      (b)   Investment of Account. The amount deferred under Section 7.1 may be
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            kept in cash or invested and reinvested in mutual funds, stocks, bonds, securities, or any other assets as may be selected by the Committee in its discretion. The Committee may delegate full or limited authority to select the assets in which the amounts deferred under Section 7.1 are to be invested.

      (c)   Credits to Account. The Committee shall credit to the book account
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            the actual net pre-tax earnings of the Company from time to time accruing on the invested assets.

7.4   Payment of Deferred Compensation.
      --------------------------------

      (a)   Time of Payment. Except as provided in Section 7.4(b), the amount
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            credited to the Member's Deferred Compensation account shall be paid on the date or dates specified in the Member's Deferred Compensation election.

      (b)   Death or Disability. In the event of the Member's death or
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            Disability prior to the date or dates specified for payment of the
            Member's Deferred Compensation, the Company shall pay the amounts credited to the Member's Deferred Compensation account to the Member or, as appropriate, to the Member's designated Beneficiary. Such payment shall be made as soon as reasonably practicable after the occurrence of the Member's death or Disability.

      (c)   Form of Payment. The amounts credited to the Member's Deferred
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            Compensation account shall be paid in the form specified in the
            Member's Deferred Compensation election. In the event of the Member's death or Disability, the payment of such amounts may be accelerated in such manner as the Company, in its sole discretion, shall determine.

7.5   Member's Interest. The amounts credited to the Member's Deferred
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      Compensation account shall remain the sole property of the Company, subject to the claims of its general credits, and neither the Member nor his legal representative or Beneficiary shall have any right, other than the right of an unsecured creditor, against the Company with regard to any portion of such Deferred Compensation.


                                  ARTICLE VIII

                                     Trust

8.1   Trust. The Company may establish a Trust for the administration and
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      investment of the funds contributed for the benefit of the Member and to satisfy its payment obligations under the SERP. Any assets or property held by the Trust shall be subject to the claims of the Company's general creditors only upon the insolvency or bankruptcy of the

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        Company, and no person other than the Company shall, by virtue of the provisions of the SERP, have any interest in such funds. To the extent that any person, including the Member, acquires the right to receive payments of SERP Benefits or Deferred Compensation, such right shall be no greater than the right of any unsecured general creditor of the Company.

8.2     Administration.  The SERP will be administered by the Board or the
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        Committee.  The Board or the Committee shall have absolute discretion to:

        (a)  Interpret the SERP;

        (b) Create and revise rules and procedures of the administration of the SERP;

        (c) Provide direction and instruction to the Trustee regarding the investment and payment of SERP Benefits and Deferred Compensation as hereinabove provided; and

        (d) Take any other actions and make any other determinations as it may deem necessary and proper for the administration of the SERP. Any expenses which are incurred in the administration of the SERP will be paid by the Company.

8.3     Investment Directions.  The Committee or Board shall respect the written
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        directions of the Member with respect to investment of the SERP assets, and will direct the Trustee accordingly, provided the investments are not prohibited by applicable fiduciary investment laws. With respect to any such directed investment, the Member shall hold the Company and Trustee harmless for any breach of fiduciary duty with respect to the making of such investment.


                                   ARTICLE IX

                           Amendment and Termination

9.1     Amendment and Termination.  The Board or Committee retains the right to
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        modify, amend or terminate the SERP; provided, however, that no modification, amendment or termination shall adversely affect the rights of the Member or his designated Beneficiaries to Deferred Compensation, SERP Benefits or Preretirement Death Benefits deferred or accrued before such modification, amendment or termination. Notice of every such modification, amendment or termination shall be given in writing to the Member.


                                   ARTICLE X

                                 Miscellaneous

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10.1  Non-Guarantee of Employment. Membership in the SERP does not give the
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      Member any right to be retained in the service of the Company.

10.2  No Assignment. No amounts payable under the SERP shall be subject in any
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      way to alienation, sale, transfer, assignment, pledge, attachment, garnishment, execution, or encumbrance of any kind; any attempt to accomplish the same shall be void, except as provided for in Section 10.3 below.

10.3  Withholding. The Company shall have the right to deduct from any payments
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      of SERP Benefits or Deferred Compensation the taxes required by law to be withheld from the Member or Beneficiary with respect to such payments.

10.4  Masculine, Feminine, Singular and Plural. The masculine shall be read in
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      the feminine, the singular in the plural, and vice versa, whenever the context shall so require.

10.5  Governing Law. Except to the extent preempted by applicable federal laws,
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      the SERP shall be construed according to the laws of the Commonwealth of
      Virginia other than its choice of law principles.

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